                                                                Exhibit 10.108.3
                                                           EXECUTION COUNTERPART

                                 AMENDMENT THREE

         AMENDMENT THREE (this "AMENDMENT") dated as of August 17, 2000 by and among EDISON MISSION MIDWEST HOLDINGS CO. (the "BORROWER"), THE CHASE MANHATTAN BANK as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and each of certain commercial lending institutions party hereto.

         WHEREAS, the Borrower, the Administrative Agent and certain commercial lending institutions party thereto (the "LENDERS") entered into a Credit Agreement dated as of December 15, 1999 (as heretofore amended, modified and supplemented, the "CREDIT AGREEMENT");

         WHEREAS, the Borrower desires to enter into the Powerton/Joliet Lease Transaction;

         WHEREAS, the Lenders are willing to permit the Borrower to enter into the Powerton/Joliet Lease Transaction on the terms and conditions of this Amendment;

         WHEREAS, Midwest and ComEd have entered into Amendment No. 1 To The Power Purchase Agreement dated as of December 15, 1999 attached as Exhibit C, (the "AMENDMENT NO.1 TO THE COLLINS PPA") in order to provide gas price protection to Midwest and an adjustment to the maximum power purchase requirement of ComEd in connection with Midwest's sale of energy from the Collins Facility;

         WHEREAS, the consent of the Lenders is a condition to the execution and delivery of the Amendment No. 1 to the Collins PPA, the Borrower has requested and the Lenders party hereto consent to Midwest's execution and delivery of the Amendment No.1 to the Collins PPA;

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

         Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedents specified in Section 5 below, but effective as of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

         (a) SECTION 1.1 of the Credit Agreement shall be amended by adding the following definitions:

                 ""ComEd JOLIET LEASE CONSENT I" means the Consent to Sale of Assets between Midwest, ComEd and Joliet Trust I referred to in the Joliet Lease Operative Documents.

                 "ComEd JOLIET LEASE CONSENT II" means the Consent to Sale of Assets between Midwest, ComEd and Joliet Trust II referred to in the Joliet Lease Operative Documents.

                 "ComEd POWERTON LEASE CONSENT I" means the Consent to Sale of Assets between Midwest, ComEd and Powerton Trust I referred to in the Powerton Lease Operative Documents.

                 "ComEd POWERTON LEASE CONSENT II" means the Consent to Sale of Assets between Midwest, ComEd and Powerton Trust II referred to in the Powerton Lease Operative Documents.

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                                        -2-

        "ComEd POWERTON/JOLIET LEASE CONSENTS" means, collectively, ComEd Joliet Lease Consent I, ComEd Joliet Lease Consent II, ComEd Powerton Lease Consent I and ComEd Powerton Lease Consent II.

         "JOLIET EQUITY FINANCING PARTIES I" means, collectively, the Equity Investor, the Owner Participant and the OP Guarantor (each as defined in the Joliet Lease Participation Agreement (T1)).

         "JOLIET EQUITY FINANCING PARTIES II" means, collectively, the Equity Investor, the Owner Participant and the OP Guarantor (each as defined in the Joliet Lease Participation Agreement (T2)).

         "JOLIET FACILITY" means the Joliet Station, Units 7 and 8, 1044 megawatts of the 1358 megawatt coal-fired electric generating facility and certain related assets located in Will County, Illinois and more fully described in Exhibit B to each of Joliet Leases.

         "JOLIET GUARANTEE (T1)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of Joliet Trust I that, among other things, guarantees the payment by Midwest of all Joliet Lease Liabilities (T1) payable to Joliet Trust I.

         "JOLIET GUARANTEE (T2)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of Joliet Trust II that, among other things, guarantees the payment by Midwest of all Joliet Lease Liabilities (T2) payable to Joliet Trust II.

         "JOLIET GUARANTEE (T1: EQUITY FINANCING PARTIES)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of the Joliet Equity Financing Parties I that, among other things, guarantees the payment by Midwest of certain Joliet Lease Liabilities (T2) payable to Joliet Equity Financing Parties I.

         "JOLIET GUARANTEE (T2: EQUITY FINANCING PARTIES)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of the Joliet Equity Financing Parties II that, among other things, guarantees the payment by Midwest of certain Joliet Lease Liabilities (T2) payable to Joliet Equity Financing Parties II.

         "JOLIET GUARANTEES" means, collectively, the Joliet Guarantee (T1), the Joliet Guarantee (T2), the Joliet Guarantee (T1: Equity Financing Parties), the Joliet Guarantee (T2: Equity Financing Parties), the Joliet Reimbursement Agreement (T1) and the Joliet Reimbursement Agreement (T2).

         "JOLIET INTERCOMPANY NOTE PLEDGE AGREEMENT (T1)" means the Pledge Agreement (T1) dated as of August 17, 2000 between Midwest and the Holdings Collateral Agent relating to the pledge of the Joliet Lease Intercompany Note
(T1).

         "JOLIET INTERCOMPANY NOTE PLEDGE AGREEMENT (T2)" means the Pledge Agreement (T2) dated as of August 17, 2000 between Midwest and the Holdings Collateral Agent relating to the pledge of the Joliet Lease Intercompany Note
(T2).

         "JOLIET LEASE (T1)" means the Facility Lease Agreement (T1) dated as of August 17, 2000 between Midwest and Joliet Trust I.

         "JOLIET LEASE (T2)" means the Facility Lease Agreement (T2) dated as of August 17, 2000 between Midwest and Joliet Trust II.

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                                        -3-

         "JOLIET LEASE INTERCOMPANY NOTE (T1)" means the EME Note (as defined in the Joliet Lease Participation Agreement (T1)) dated the Closing Date (as defined in the Joliet Lease Participation Agreement (T1)) evidencing the loan by Midwest to Edison Mission Energy of the proceeds of the Joliet Lease Transaction (T1).

         "JOLIET LEASE INTERCOMPANY NOTE (T2)" means the EME Note (as defined in the Joliet Lease Participation Agreement (T2)) dated the Closing Date (as defined in the Joliet Lease Participation Agreement (T2)) evidencing the loan by Midwest to Edison Mission Energy of the proceeds of the Joliet Lease Transaction (T2).

         "JOLIET LEASE INTERCOMPANY NOTES" means, collectively, the Joliet Lease Intercompany Note (T1) and the Joliet Intercompany Note (T2).

         "JOLIET LEASE LIABILITIES" means, collectively, the Joliet Lease Liabilities (T1) and the Joliet Lease Liabilities (T2).

         "JOLIET LEASE LIABILITIES (T1)" mean the basic rent, the supplemental rent, termination value or any other amount, liability or obligation that Midwest is obligated to pay under the Joliet Lease (T1) or the other Joliet Lease Operative Documents (T1).

         "JOLIET LEASE LIABILITIES (T2)" mean the basic rent, the supplemental rent, termination value or any other amount, liability or obligation that Midwest is obligated to pay under the Joliet Leases (T2) or the other Joliet Lease Operative Documents (T2).

         "JOLIET LEASE OPERATIVE DOCUMENTS" means, collectively, the Joliet Lease Operative Documents (T1) and the Joliet Lease Operative Documents (T2).

         "JOLIET LEASE OPERATIVE DOCUMENTS (T1)" means, collectively, the Operative Documents as defined in the Joliet Lease Participation Agreement
(T1).

         "JOLIET LEASE OPERATIVE DOCUMENTS (T2)" means, collectively, the Operative Documents as defined in the Joliet Lease Participation Agreement
(T2).

         "JOLIET LEASE PARTICIPATION AGREEMENT (T1)" means the Participation Agreement (T1) dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust I, Wilmington Trust Company, Joliet Generation I, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

         "JOLIET LEASE PARTICIPATION AGREEMENT (T2)" means the Participation Agreement (T2) dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust II, Wilmington Trust Company, Joliet Generation II, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

         "JOLIET LEASE PARTICIPATION AGREEMENTS" means, collectively, the Joliet Lease Participation Agreement (T1) and the Joliet Lease Participation Agreement (T2).

         "JOLIET LEASE TRANSACTION (T1)" means the transactions pursuant to the Joliet Lease Participation Agreement (T1) and the Joliet Lease Operative Documents (T1) whereby Midwest sells a 63.6% undivided interest in the Joliet Facility to Joliet Trust I and Joliet Trust I leases such undivided interest to Midwest pursuant to the Joliet Lease (T1).

         "JOLIET LEASE TRANSACTION (T2)" means the transactions pursuant to the Joliet Lease Participation Agreement (T2) and the Joliet Lease Operative Documents (T2) whereby Midwest sells a 36.4% undivided interest in the Joliet Facility to Joliet Trust II and Joliet Trust II leases such undivided interest to Midwest pursuant to the Joliet Lease (T2).

         "JOLIET LEASE TRANSACTION" means, collectively, the Joliet Least Transaction (T1) and the Joliet Lease Transaction (T2).

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                                        -4-

         "JOLIET LEASE TRUSTS" means, collectively, Joliet Trust I and Joliet Trust II.

         "JOLIET LEASES" means, collectively, the Joliet Lease (T1) and Joliet Lease (T2).

         "JOLIET REIMBURSEMENT AGREEMENT (T1)" means the Reimbursement Agreement (T1) dated as of August 17, 2000 between Edison Mission Energy and Midwest.

         "JOLIET REIMBURSEMENT AGREEMENT (T2)" means the Reimbursement Agreement (T2) dated as of August 17, 2000 between Edison Mission Energy and Midwest.

         "JOLIET SUBORDINATION AGREEMENT (T1)" means the Subordination Agreement dated as of August 17, 2000 between Joliet Trust I, the Owner Participant (as defined in the Joliet Participation Agreement (T1)), the Lease Indenture Trustee (as defined in the Joliet Participation Agreement (T1)) and the Holdings Collateral Agent.

         "JOLIET SUBORDINATION AGREEMENT (T2)" means the Subordination Agreement dated as of August 17, 2000 between Joliet Trust II, the Owner Participant (as defined in the Joliet Participation Agreement (T2)), the Lease Indenture Trustee (as defined in the Joliet Participation Agreement (T2)) and the Holdings Collateral Agent.

         "JOLIET TRUST I" means Joliet Trust I, a Delaware business trust.

         "JOLIET TRUST II" means Joliet Trust II, a Delaware business trust.

         "POWERTON EQUITY FINANCING PARTIES I" means, collectively, the Equity Investor, the Owner Participant and the OP Guarantor (each as defined in the Powerton Lease Participation Agreement (T1)).

         "POWERTON EQUITY FINANCING PARTIES II" means, collectively, the Equity Investor, the Owner Participant and the OP Guarantor (each as defined in the Powerton Lease Participation Agreement (T2)).

         "POWERTON FACILITY" means the Powerton Station, 1,538 Megawatt Coal Fired Electric Generating Plant and certain related assets located in Tazewell County, Illinois and more fully described in Exhibit B to each of Powerton Leases.

         "POWERTON GUARANTEE (T1)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of Powerton Trust I that, among other things, guarantees the payment by Midwest of all Powerton Lease Liabilities (T1) payable to Powerton Trust I.

         "POWERTON GUARANTEE (T2)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of Powerton Trust II that, among other things, guarantees the payment by Midwest of all Powerton Lease Liabilities (T2) payable to Powerton Trust II.

         "POWERTON GUARANTEE (T1: EQUITY FINANCING PARTIES)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of the Powerton Equity Financing Parties I that, among other things, guarantees the payment by Midwest of certain Powerton Lease Liabilities (T2) payable to Powerton Equity Financing Parties I.

         "POWERTON GUARANTEE (T2: EQUITY FINANCING PARTIES)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of the Powerton Equity Financing Parties II that, among other things, guarantees the payment by Midwest of certain Powerton Lease Liabilities (T2) payable to Powerton Equity Financing Parties II.

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                                        -5-

         "POWERTON GUARANTEES" means, collectively, the Powerton Guarantee
(T1), the Powerton Guarantee (T2), the Powerton Guarantee (T1: Equity Financing Parties), the Powerton Guarantee (T2: Equity Financing Parties), the Powerton Reimbursement Agreement (T1) and the Powerton Reimbursement Agreement
(T2).

         "POWERTON INTERCOMPANY NOTE PLEDGE AGREEMENT (T1)" means the Pledge Agreement (T1) dated as of August 17, 2000 among Midwest and the Holdings Collateral Agent relating to the pledge of the Powerton Lease Intercompany Note (T1).

         "POWERTON INTERCOMPANY NOTE PLEDGE AGREEMENT (T2)" means the Pledge Agreement (T2) dated as of August 17, 2000 among Midwest and the Holdings Collateral Agent relating to the pledge of the Powerton Lease Intercompany Note (T2) .

         "POWERTON LEASE (T1)" means the Facility Lease Agreement (T1) dated as of August 17, 2000 between Midwest and Powerton Trust I.

         "POWERTON LEASE (T2)" means the Facility Lease Agreement (T2) dated as of August 17, 2000 between Midwest and Powerton Trust II.

         "POWERTON LEASE INTERCOMPANY NOTE (T1)" means the EME Note (as defined in the Powerton Lease Participation Agreement (T1)) dated the Closing Date (as defined in the Powerton Lease Participation Agreement (T1)) evidencing the loan by Midwest to Edison Mission Energy of the proceeds of the Powerton Lease Transaction (T1).

         "POWERTON LEASE INTERCOMPANY NOTE (T2)" means the EME Note (as defined in the Powerton Lease Participation Agreement (T2)) dated the Closing Date (as defined in the Powerton Lease Participation Agreement (T2)) evidencing the loan by Midwest to Edison Mission Energy of the proceeds of the Powerton Lease Transaction (T2).

         "POWERTON LEASE INTERCOMPANY NOTES" means, collectively, the Powerton Lease Intercompany Note (T1) and the Powerton Intercompany Note (T2).

         "POWERTON LEASE LIABILITIES" means, collectively, the Powerton Lease Liabilities (T1) and the Powerton Lease Liabilities (T2).

         "POWERTON LEASE LIABILITIES (T1)" mean the basic rent, the supplemental rent, termination value or any other amount, liability or obligation that Midwest is obligated to pay under the Powerton Lease (T1) or the other Powerton Lease Operative Documents (T1).

         "POWERTON LEASE LIABILITIES (T2)" mean the basic rent, the supplemental rent, termination value or any other amount, liability or obligation that Midwest is obligated to pay under the Powerton Leases (T2) or the other Powerton Lease Operative Documents (T2).

         "POWERTON LEASE OPERATIVE DOCUMENTS" means, collectively, the Powerton Lease Operative Documents (T1) and the Powerton Lease Operative Documents (T2).

         "POWERTON LEASE OPERATIVE DOCUMENTS (T1)" means, collectively, the Operative Documents as defined in the Powerton Lease Participation Agreement
(T1).

         "POWERTON LEASE OPERATIVE DOCUMENTS (T2)" means, collectively, the Operative Documents as defined in the Powerton Lease Participation Agreement
(T2).

         "POWERTON LEASE PARTICIPATION AGREEMENT (T1)" means the Participation Agreement (T1) dated as of August 17, 2000 by and among Midwest, Edison Mission

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                                        -6-

Energy, Powerton Trust I, Wilmington Trust Company, Powerton Generation I, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

         "POWERTON LEASE PARTICIPATION AGREEMENT (T2)" means the Participation Agreement (T2) dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Powerton Trust II, Wilmington Trust Company, Powerton Generation II, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

         "POWERTON LEASE PARTICIPATION AGREEMENTS" means, collectively, the Powerton Lease Participation Agreement (T1) and the Powerton Lease Participation Agreement (T2).

        "POWERTON LEASE TRANSACTION (T1)" means the transactions pursuant to the Powerton Lease Participation Agreement (T1) and the Powerton Lease Operative Documents (T1) whereby Midwest sells a 63.6% undivided interest in the Powerton Facility to Powerton Trust I and Powerton Trust I leases such undivided interest to Midwest pursuant to the Powerton Lease (T1).

        "POWERTON LEASE TRANSACTION (T2)" means the transactions pursuant to the Powerton Lease Participation Agreement (T2) and the Powerton Lease Operative Documents (T2) whereby Midwest sells a 36.4% undivided interest in the Powerton Facility to Powerton Trust II and Powerton Trust II leases such undivided interest to Midwest pursuant to the Powerton Lease (T2).

        "POWERTON LEASE TRANSACTION" means, collectively, the Powerton Least Transaction (T1) and the Powerton Lease Transaction (T2).

        "POWERTON LEASE TRUSTS" means, collectively, Powerton Trust I and Powerton Trust II.

        "POWERTON LEASES" means, collectively, the Powerton Lease (T1) and Powerton Lease (T2).

        "POWERTON REIMBURSEMENT AGREEMENT (T1)" means the Reimbursement Agreement (T1) dated as of August 17, 2000 between Edison Mission Energy and Midwest.

        "POWERTON REIMBURSEMENT AGREEMENT (T2)" means the Reimbursement Agreement (T2) dated as of August 17, 2000 between Edison Mission Energy and Midwest.

        "POWERTON SUBORDINATION AGREEMENT (T1)" means the Subordination Agreement dated as of August 17, 2000 between Powerton Trust I, the Owner Participant (as defined in the Powerton Participation Agreement (T1)), the Lease Indenture Trustee (as defined in the Powerton Participation Agreement
(T1)) and the Holdings Collateral Agent.

        "POWERTON SUBORDINATION AGREEMENT (T2)" means the Subordination Agreement dated as of August 17, 2000 between Powerton Trust II, the Owner Participant (as defined in the Powerton Participation Agreement (T2)), the Lease Indenture Trustee (as defined in the Powerton Participation Agreement
(T2)) and the Holdings Collateral Agent.

        "POWERTON TRUST I" means Powerton Trust I, a Delaware business trust.

        "POWERTON TRUST II" means Powerton Trust II, a Delaware business trust.

        "POWERTON/JOLIET INTERCOMPANY NOTE PLEDGE AGREEMENTS" means, collectively, the Powerton Intercompany Note Pledge Agreement (T1), the Powerton

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                                        -7-

           Intercompany Note Pledge Agreement (T2), the Joliet Intercompany Note Pledge Agreement (T1) and the Joliet Intercompany Note Pledge Agreement (T2).

                                "POWERTON/JOLIET LEASE ASSETS" means,
           collectively, the Powerton Facility and the Joliet Facility.

                               "POWERTON/JOLIET LEASE GUARANTEES" means, collectively, the Powerton Guarantees and the Joliet Guarantees.

                               "POWERTON/JOLIET LEASE INTERCOMPANY NOTES" means, collectively, the Powerton Lease Intercompany Notes and the Joliet Lease Intercompany Notes.

                               "POWERTON/JOLIET LEASE INTERCOMPANY NOTE
           PAYMENTS" mean the payments by Edison Mission Energy to Midwest under or in respect of the Powerton/Joliet Lease Intercompany Notes.

                               "POWERTON/JOLIET LEASE LIABILITIES" means, collectively, the Powerton Lease Liabilities and the Joliet Lease Liabilities.

                               "POWERTON/JOLIET LEASE OPERATIVE DOCUMENTS" means, collectively, the Powerton Lease Operative Documents and the Joliet Lease Operative Documents.

                               "POWERTON/JOLIET LEASE PARTICIPATION AGREEMENTS" means, collectively, the Powerton Lease Participation Agreement (T1), Powerton Lease Participation Agreement (T2), Joliet Lease Participation Agreement (T1) and Joliet Lease Participation Agreement
           (T2).

                               "POWERTON/JOLIET LEASE TRANSACTION" means, collectively, the Powerton Lease Transaction and the Joliet Lease Transaction.

                               "POWERTON/JOLIET LEASES" means, collectively, Powerton Leases and Joliet Leases.

                               "POWERTON/JOLIET SUBORDINATION AGREEMENTS" means, collectively, the Powerton Subordination Agreement (T1), the Powerton Subordination Agreement (T2), the Joliet Subordination Agreement (T1) and the Joliet Subordination Agreement (T2).

                               "POWERTON/JOLIET LEASE TRUSTS" means,
           collectively, the Powerton Lease Trusts and the Joliet Lease
           Trusts.".

         (b) SECTION 1.1 of the Credit Agreement shall be further amended by deleting the definitions of "CASHFLOW AVAILABLE FOR FIXED CHARGES", "DEBT TO CAPITAL RATIO", "FIXED CHARGES", "OPERATING EXPENSES" and "SECURITY DOCUMENTS" in their entirety and replacing them with the following definitions:

                               ""CASHFLOW AVAILABLE FOR FIXED CHARGES" means, in respect of any period, the excess, if any, of Revenues (excluding, without duplication, (i) proceeds of any permitted asset sale, (ii) amounts available in the Cashflow Recapture Fund, (iii) Synthetic Lease Intercompany Note Payments and (iv) Powerton/Joliet Intercompany Note Payments) during such period OVER Operating Expenses during such period.

                               "DEBT TO CAPITAL RATIO" means, with respect to the Borrower and its Consolidated Subsidiaries, the ratio as of the end of the last Fiscal Quarter for which financial statements referred to in SECTION 8.1.1 are available of (i) the aggregate principal amount of Indebtedness of the Borrower and its Consolidated Subsidiaries (other than Indebtedness of the Borrower incurred pursuant to SECTION 8.2.1(a)(iii), SECTION 8.2.1(a)(iv) and SECTION 8.2.1(i)) then outstanding to (ii) Total Capitalization (excluding, to the extent included, the Synthetic Lease Intercompany Note, payments by Edison Mission Energy pursuant to the Synthetic Lease Guarantee, the Powerton/Joliet

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                                        -8-

           Intercompany Notes and payments by Edison Mission Energy pursuant to the Powerton/Joliet Guarantees).

                               "FIXED CHARGES" means, in respect of any period, an amount equal to the aggregate of, without duplication, (i) all interest due and payable on the Loans PLUS or MINUS any net amount due and payable in respect of Interest Rate Hedging Transactions during such period, including (A) all capitalized interest and (B) the interest portion of any deferred payment obligation, (ii) amounts due and payable under SECTIONS 3.3.1 and 3.3.2 during such period,
           (iii) amounts due and payable to the Lenders with respect to the deduction of withholding tax on such payments pursuant to SECTION 4.7 during such period, (iv) the interest portion of any deferred payment obligation due and payable during such period, (v) the aggregate amount of the Lease Obligations due and payable during such period, and (vi) all other amounts due and payable by the Loan Parties with respect to Indebtedness (other than Designated Lease Liabilities, Synthetic Lease Liabilities and Powerton/Joliet Lease Liabilities) permitted under SECTION 8.2.1 during such period.

                               "OPERATING EXPENSES" means, in respect of any period, all cash amounts paid by the Loan Parties in the conduct of their business during such period, including premiums for insurance policies, fuel supply and transportation costs, utilities, costs of maintaining, renewing and amending Governmental Approvals, franchise, licensing, property, real estate and income taxes, sales and excise taxes, general and administrative expenses, employee salaries, wages and other employment-related costs, business management and administrative services fees, fees for letters of credit, surety bonds and performance bonds, Necessary Capital Expenditures and all other fees and expenses necessary for the continued operation and maintenance of the Generating Assets and the conduct of the business of the Loan Parties. Operating Expenses shall exclude (to the extent included) Lease Obligations, Synthetic Lease Liabilities (other than payments of Synthetic Lease Environmental Indemnity Obligations) and Powerton/Joliet Lease Liabilities and shall include (to the extent excluded) Designated Lease Liabilities (other than Lease Obligations).

                               "SECURITY DOCUMENTS" means (i) the Intercreditor Agreement, (ii) the Midwest Guarantee, (iii) each Pledge Agreement,
           (iv) the Powerton/Joliet Intercompany Note Pledge Agreements, (v) the Powerton/Joliet Subordination Agreements and (vi) any other agreement or instrument hereafter entered into by the Borrower or any other Person which, directly or indirectly, guarantees or secures payment of the indebtedness evidenced by the Notes or payment or performance of any other Obligation.".

                     (c) SECTION 8.1 of the Credit Agreement shall be amended by adding SECTION 8.1.13 as follows:

         "Section 8.1.13. POWERTON/JOLIET INTERCOMPANY NOTES. As soon as possible after the end of each Fiscal Quarter, the Borrower shall provide to the Administrative Agent an Officer's Certificate stating the outstanding principal amounts of each of the Powerton/Joliet Intercompany Notes and a statement of transactions reconciling such amounts to the previous Fiscal Quarter end.".

         (d) SECTION 8.2.1 of the Credit Agreement shall be amended by deleting SECTION 8.2.1(a) of the Credit Agreement and replacing it in its entirety with the following:

                     "(a)(i) Capitalized Lease Liabilities and Operating Lease Liabilities outstanding (or anticipated to be outstanding) on the Effective Date and set forth on

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                                        -9-

                     SCHEDULE 8.2.1(a), (ii) Capitalized Lease Liabilities and Operating Lease Liabilities entered into after the Effective Date in the ordinary course of business not to exceed at any time an aggregate principal amount equal to $50,000,000, (iii) Synthetic Lease Liabilities and (iv) Powerton/Joliet Lease Liabilities;".

         (e) SECTION 8.2.2 of the Credit Agreement shall be amended by deleting SECTION 8.2.2(m) of the Credit Agreement and replacing it in its entirety with the following:

                     "(m) Liens created pursuant to the Synthetic Lease Basic Documents, Powerton/Joliet Lease Operative Documents and the Powerton/Joliet Intercompany Note Pledge Agreement.".

         (f) SECTION 8.2.4 of the Credit Agreement shall be amended by deleting SECTION 8.2.4(iv) and SECTION 8.2.4(v) of the Credit Agreement and replacing them in their entirety with the following subsections:

                     "(iv) transfer certain railcars or rights to railcars as part of the Transco Transaction, (v) sell the Synthetic Lease Assets to Synthetic Lease Trust pursuant to the Synthetic Lease Basic Documents and (vi) sell the Powerton/Joliet Assets and lease the associated Ground Interests (as defined in the Powerton/Joliet Operative Documents) to the Powerton/Joliet Lease Trusts pursuant to the Powerton/Joliet Lease Operative Documents; PROVIDED, FURTHER, that any Asset Disposition pursuant to CLAUSES
                     (i), (ii), (iii), (iv), (v) and (vi) of this proviso shall not be included in the calculation of the aggregate net book value of assets sold pursuant to this SECTION 8.2.4.".

         (g) SECTION 8.2.5 of the Credit Agreement shall be amended by deleting SECTION 8.2.5(e) of the Credit Agreement and replacing it in its entirety with the following:

                     "(e) Investments evidenced by the Synthetic Lease Intercompany Note and the Powerton/Joliet Lease Intercompany Notes.".

         (h) SECTION 8.2.6(a) of the Credit Agreement shall be amended by deleting the last sentence and replacing it with the following sentence:

                     "Notwithstanding the foregoing, the Synthetic Lease Transaction, the transactions contemplated by the Synthetic Lease Basic Documents, the Powerton/Joliet Lease Transaction and the transactions contemplated by the Powerton/Joliet Lease Operative Documents shall be deemed not to be a Transaction with an Affiliate for the purposes of this SECTION 8.2.6.".

         (i) SECTION 8.2.7 of the Credit Agreement shall be amended by deleting the last sentence and replacing it with the following sentence:

                     "Notwithstanding the foregoing, so long as no Default, Event of Default or Maturity Event shall have occurred and be continuing, the Borrower or any other Loan Party may make a Restricted Payment to Edison Mission Energy on or within 30 days after the date (A) any Powerton/Joliet Lease Intercompany Note Payment is received by Midwest in an amount not exceeding such Powerton/Joliet Lease Intercompany Note Payment (to the extent that the same was not included in any Restricted Payment theretofore made in accordance with this Section 8.2.7 or used to pay Powerton/Joliet Lease Liabilities) and (B) any Synthetic Lease Intercompany Note Payment is received by Midwest in an amount not exceeding such Synthetic Lease Intercompany Note Payment (to the extent that the same was not included in any Restricted Payment theretofore made in accordance with this Section 8.2.7); PROVIDED that, in the event that Midwest pays Incremental

                     Synthetic Lease Environmental Indemnity Payments, the aggregate amount of Restricted Payments payable in accordance with this sentence (but not otherwise in accordance with this Section 8.2.7) shall be reduced by a like amount.".

         (j) SECTION 8.2 of the Credit Agreement shall be amended by adding
SECTION 8.2.13 to the Credit Agreement as follows:

                     "Section 8.2.13 POWERTON/JOLIET LEASE OPERATIVE DOCUMENTS. The Borrower shall not, and shall not permit any other Loan Party to agree or consent to any termination, amendment, modification or waiver of (a) Section 18.19 of each of the Powerton/Joliet Lease Participation Agreements, (b) the definition of "Free Cashflow" set forth in the Powerton/Joliet Operative Documents, (c) the Powerton/Joliet Lease Intercompany Notes, or (d) or any other provision of the Powerton/Joliet Lease Operative Documents that increases or is reasonably likely to increase the liability, or the obligations, of Midwest (or decreases or is reasonably likely to decrease the liability, or the obligations, of Edison Mission Energy) with respect to the Powerton/Joliet Lease Operative Documents in any material respect.".

         (k) SECTION 9.1.5 of the Credit Agreement shall be amended by deleting the following parenthetical, "(OTHER THAN Indebtedness described in SECTION 9.1.1 and Synthetic Lease Liabilities)" on the third line of Section
9.1.5 of the Credit Agreement and replacing it with the following parenthetical:

                     "(OTHER THAN Indebtedness described in SECTION 9.1.1, Synthetic Lease Liabilities and Powerton/Joliet Lease Liabilities)".

         (l) SECTION 9.1 of the Credit Agreement shall be amended by adding
SECTION 9.1.14, SECTION 9.1.15 and SECTION 9.1.16 to the Credit Agreement as follows:

                     "Section 9.1.14 POWERTON/JOLIET LEASES. Any of the Powerton/Joliet Lease Trusts (or the related Lease Indenture Trustee (under, and as defined in the related, Powerton/Joliet Lease Operative Documents) should have commenced to exercise remedies in accordance with Section 17 of each of the Powerton/Joliet Leases to terminate any of the Powerton/Joliet Leases and repossess any of the Powerton/Joliet Lease Assets.

                     Section 9.1.15 EDISON MISSION ENERGY OBLIGATIONS . Edison Mission Energy shall fail to make payment or fail to perform its obligations under any Powerton/Joliet Lease Guarantee or any Powerton/Joliet Lease Intercompany Note within five Business Days after any such payment becomes due in accordance with the terms thereof or hereof.

                     Section 9.1.16 POWERTON/JOLIET DOCUMENTATION. Any of the Powerton/Joliet Lease Guarantees or the Powerton/Joliet Lease Intercompany Notes is declared unenforceable or is terminated, or Edison Mission Energy or any Powerton/Joliet Trust shall assert that any of the Powerton/Joliet Lease Guarantees or the Powerton/Joliet Intercompany Notes to which it is a party shall no longer be in full force and effect.".

         Section 3. AUTHORIZATION OF ADMINISTRATIVE AGENT. The Lenders party hereto hereby authorize the Administrative Agent to authorize the Holdings Collateral Agent to execute (i) the Powerton/Joliet Intercompany Note Pledge Agreement and (ii) the Powerton/Joliet Subordination Agreements.

         Section 4. CONSENT. Pursuant to SECTION 8.2.6(b) of the Credit Agreement, the Lenders party hereto hereby consent to the execution and delivery by Midwest and ComEd of Amendment No.1 to the Collins PPA.

                   Section 5. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent have been satisfied or will be satisfied contemporaneously with this Amendment becoming effective:

                             (a) Delivery to the Administrative Agent of this Amendment duly executed and delivered by the Borrower and the Lenders constituting the Required Lenders;
                             (b) Delivery to the Administrative Agent of the Powerton/Joliet Lease Operative Documents in form and substance satisfactory to the Administrative Agent;
                             (c) All conditions precedent to effectuate the Powerton/Joliet Lease Transaction have been satisfied (including delivery of the ComEd Powerton/Joliet Lease Consents) or waived;
                             (d) Delivery to the Administrative Agent of (i) the Powerton/Joliet Intercompany Note Pledge Agreements and (ii) the Powerton/Joliet Subordination Agreements, each in form and substance satisfactory to the Administrative Agent.
                             (e) Delivery to the Holdings Collateral Agent of each of the Powerton/Joliet Lease Intercompany Notes in pledge under the Powerton/Joliet Intercompany Note Pledge Agreements, each accompanied by a duly executed blank bond power.
                             (f) The Administrative Agent shall have received opinions, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders, from (i) the general counsel to the Loan Parties, (ii) the special New York counsel to the Loan Parties, (iii) the special Illinois counsel to the Loan Parties, and
         (iv) Federal Energy Regulatory Commission counsel to the Loan Parties. Each such opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;
                             (g) The Borrower shall have received written confirmation from S&P and Moody's that after giving effect to the Powerton/Joliet Lease Transaction, no Debt Rating shall fall below the Debt Rating in effect prior to giving effect to the Powerton/Joliet Lease Transaction;
                             (h) The representations and warranties of the Borrower as set forth in the Credit Agreement and each Loan Party as set forth in each of the Loan Documents to which such Loan Party is a party, shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date); and
                             (i) As of the Amendment Effective Date, no
         Default shall have occurred and be continuing.
                             (j) Contemporaneously with this Amendment becoming effective, the Administrative Agent shall have received confirmation that Edison Mission Energy has used the proceeds of the Powerton/Joliet Intercompany Notes to repay in full Indebtedness of Edison Mission Energy (including, without limitation, the repayment in full of its obligations under the Credit Agreement dated as of December 15, 1999 among Edison Mission Energy, the commercial lending institutions party thereto and The Chase Manhattan Bank, as Administrative Agent and the termination of related commitments).
         Section 6. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This

Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.



                                    EDISON MISSION MIDWEST
                                    HOLDINGS CO.

                                    By:/s/ Maria P. Litos
                                       ----------------------------------------
                                       Name: Maria P. Litos
                                       Title: Vice President and Assistant
                                       Secretary


                                    Address for Notices:
                                    18101 Von Karman Avenue
                                    Suite 1700
                                    Irvine, CA  92616
                                    Attention:  General Counsel
                                    Telecopier No.:  (949) 752-1420



                                    THE CHASE MANHATTAN BANK,
                                    as Administrative Agent and as Lender


                                    By:/s/ Thomas L. Casey
                                       ----------------------------------------
                                       Name: Thomas L. Casey
                                       Title: Vice President


                                    Address for Notices:
                                    Tom Casey
                                    270 Park Avenue
                                    New York, New York 10017
                                    With a copy to :
                                    Loan & Agency Services Group
                                    The Chase Manhattan Bank
                                    1 Chase Manhattan Plaza
                                    New York, New York 10081
                                    Attention:  Janet Belden



                                    CITICORP USA, INC.,
                                    as Lender


                                    By:/s/ Sandip Sen
                                       ----------------------------------------
                                       Name: Sandip Sen
                                       Title: Managing Director
                                       Attorney-In-Fact

                                    Address for Notices:
                                    399 Park Avenue
                                    4th Floor
                                    New York, New York 10043
                                    Attention:  David Goldenberg
                                    Telecopier No.:



                                    SOCIETE GENERALE,
                                         as Lender


                                    By:/s/ David Bird
                                       ----------------------------------------
                                       Name: David Bird
                                       Title: Vice President


                                    Address for Notices:
                                    1221 Avenue of the Americas
                                    11th Floor
                                    New York, New York 10020
                                    Attention:  Donna Reynolds/Debbie Napoli
                                    Telecopier No.:



                                    WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE, New York Branch,
                                        as Lender


                                    By:/s/ Jonathan Berman
                                       ----------------------------------------
                                       Name: Jonathan Berman
                                       Title: Managing Director

                                    By:/s/ Cyril Derueloy
                                       ----------------------------------------
                                       Name: Cyril Derueloy
                                       Title: Manager



                                    Address for Notices:
                                    1211 Avenue of the Americas
                                    25th Floor
                                    New York, New York 10036-8701
                                    Attention:  Jonathan Berman/Matt Wilson
                                    Telecopier No.:

                                    BANK OF MONTREAL,
                                    as Lender


                                    By:/s/ Cahal B. Carmody
                                       ----------------------------------------
                                       Name: Cahal B. Carmody
                                       Title: Director


                                    Address for Notices:
                                    700 Louisiana
                                    Suite 4400
                                    Houston, TX 77002
                                    Attention:  Cahal Carmody
                                    Telecopier No.:



                                    FORTIS CAPITAL CORP.,
                                    as Lender


                                    By:/s/ Chris McCall
                                       ----------------------------------------
                                       Name: Chris McCall
                                       Title: Vice President


                                    By: /s/ John T. Connors
                                       ----------------------------------------
                                       Name: John T. Connors
                                       Title: President and Chief Operating
                                       Officer


                                    Address for Notices:
                                    3 Stamford Plaza
                                    301 Tresser Boulevard
                                    9th Floor
                                    Stamford, CT 06901-3239
                                    Attention:  Marlene Ellis
                                    Telecopier No.:



                                    THE ROYAL BANK OF SCOTLAND PLC,
                                    as Lender


                                    By:/s/ Siobhan Smyth
                                       ----------------------------------------
                                       Name: Siobhan Smyth
                                       Title: Vice President

                                    Address for Notices:
                                    88 Pine Street
                                    Wall Street Plaza
                                    26th Floor
                                    New York, New York 10005
                                    Attention:  Jeanne DeQuar
                                    Telecopier No.:



                                    THE BANK OF NOVA SCOTIA,
                                    as Lender


                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    600 Peachtree Street
                                    Suite 2700
                                    Atlanta, GA 30383
                                    Attention:  Kathy Clark
                                    Telecopier No.:
                                    With a copy to :
                                    580 California Street
                                    Suite 2100
                                    San Francisco, CA 94101
                                    Attention:  John Quick
                                    Telecopier No.:



                                    BANK OF AMERICA, N.A.,
                                    as Lender


                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    101 N. Tryon Street
                                    NC1-001-15-04
                                    Charlotte, NC 28255
                                    Attention:  Lynne Cole
                                    Telecopier No.:

                                    ABN AMRO BANK N.V.,
                                    as Lender


                                    By:/s/ David B. Bryant
                                       ----------------------------------------
                                       Name: David B. Bryant
                                       Title: Senior Vice President & Managing
                                       Director


                                    By:/s/ Gregory Babaya
                                       ----------------------------------------
                                       Name: Gregory Babaya
                                       Title: Assistant Vice President


                                    Address for Notices:
                                    208 South LaSalle Street
                                    Suite 1500
                                    Chicago, IL 60604-1003
                                    Attention:  Credit Administration
                                    With a copy to:
                                    135 South LaSalle Street
                                    Suite 710
                                    Chicago, IL 60603
                                    Attention:  David Bryant
                                    Telecopier No.:  (312) 583-6111



                                    LEHMAN COMMERCIAL PAPER INC.,
                                    as Lender


                                    By:/s/ Michele Swanson
                                       ----------------------------------------
                                       Name: Michele Swanson
                                       Title: Authorized Signatory


                                    Address for Notices:
                                    c/o Bankers Trust Company
                                    Corporate Trust & Agency Group
                                    Loan Services
                                    4 Albany Street
                                    7th Floor
                                    New York, New York 10006
                                    Attention:  Jason Yoo
                                    Telecopier No.:
                                    With a copy to:
                                    3 World Financial Center
                                    10th Floor
                                    New York, New York 10285

                                    DRESDNER BANK AG,
                                    New York and Grand Cayman Branches,
                                       as Lender


                                    By:/s/ Michael E. Higgins
                                       ----------------------------------------
                                       Name: Michael E. Higgins
                                       Title: Vice President


                                    By:/s/ Andrew Cullinan
                                       ----------------------------------------
                                       Name: Andrew Cullinan
                                       Title: Assistant Treasurer


                                    Address for Notices:
                                    75 Wall Street
                                    New York, New York 10005-2889
                                    Attention:  Annabelle Librojo
                                    Telecopier No.:



                                    BAYERISCHE LANDESBANK GIROZENTRALE,
                                       as Lender


                                    By:/s/ Thomas von Kistowsky
                                       ----------------------------------------
                                       Name: Thomas von Kistowsky
                                       Title: Senior Vice President & Branch
                                       Manager


                                    By: /s/ Cornelia Wintergerst
                                       ----------------------------------------
                                       Name: Cornelia Wintergerst
                                       Title: Vice President


                                    Address for Notices:
                                    560 Lexington Avenue
                                    New York, New York 10094
                                    Attention:  Patricia Sanchez
                                    Telecopier No.:



                                    BARCLAYS BANK PLC,
                                    as Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    Address for Notices:
                                    222 Broadway
                                    New York, New York 10038
                                    Attention:  Marsha Hamlette
                                    Telecopier No.:



                                    NATIONAL WESTMINSTER BANK Plc,
                                    New York Branch
                                       as Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    NATIONAL WESTMINSTER BANK Plc,
                                        Nassau Branch
                                            as Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    Address for Notices:
                                    65 East 55th Street
                                    New York, New York 10022
                                    Attention:  Sattie Chinapen



                                    UNION BANK OF CALIFORNIA, N.A.,
                                    as Lender


                                    By:/s/ Dennis G. Blank
                                       ----------------------------------------
                                       Name: Dennis G. Blank
                                       Title: Vice President


                                    Address for Notices:
                                    Commercial Loan Operations
                                    1980 Saturn Street
                                    Monterey Park, CA 91755
                                    Attention:  Ruby Gonzales
                                    Telecopier No.:

                                    BANK ONE, NA (Chicago Branch),
                                    as Lender


                                    By:/s/ Jane A. Bek
                                       ----------------------------------------
                                       Name: Jane A. Bek
                                       Title: Vice President


                                    Address for Notices:
                                    1 Bank One Plaza
                                    Suite 0634
                                    Chicago, IL 60670
                                    Attention:  Claudia Kich
                                    Telecopier No.:



                                    TORONTO DOMINION (TEXAS) INC.,
                                    as Lender


                                    By:/s/ Lynn Chasin
                                       ----------------------------------------
                                       Name: Lynn Chasin
                                       Title: Vice President


                                    Address for Notices:
                                    909 Fannin Street
                                    17th Floor
                                    Houston, TX 77010
                                    Attention:  Lynn Chasin
                                    Telecopier No.:



                                    BANQUE NATIONALE DE PARIS,
                                    as Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    Address for Notices:
                                    Treasury Department
                                    180 Montgomery Street
                                    San Francisco, CA 94101
                                    Attention:  Don Hart
                                    Telecopier No.:
                                    With a copy to:
                                    725 S. Figueroa Street
                                    Suite 2090
                                    Los Angeles, CA 90017
                                    Attention:  James Culhane
                                    Telecopier No.:



                                    COMMERZBANK AG, New York and
                                    Cayman Island Branches,
                                       as Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:
                                    Address for Notices:
                                    2 World Financial Center
                                    New York, New York 10281-1050
                                    Attention:  Christine Hunermund
                                    Telecopier No.:



                                    SANPAOLO IMI S.p.A.,
                                    as Lender


                                    By:/s/ Carlo Persico
                                       ----------------------------------------
                                       Name: Carlo Persico
                                       Title: Deputy General Manager


                                    By:/s/ Robert Wurster
                                       ----------------------------------------
                                       Name: Robert Wurster
                                       Title: First Vice President

                                    Address for Notices:
                                    245 Park Avenue
                                    35th Floor
                                    New York, New York 10167
                                    Attention:  Gerardo Suarez/John Ferrante
                                    Telecopier No.:


                                    CREDIT LOCAL DE FRANCE,
                                    New York Agency
                                        as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    450 Park Avenue
                                    New York, New York 10022
                                    Attention:  Aida Slabotzky
                                    Telecopier No.:


                                    THE FUJI BANK, LIMITED,
                                    as Lender


                                    By: /s/ THOMAS W. BOYLAN
                                        --------------------------------------
                                        Name: Thomas W. Boylan
                                        Title: Vice President & Team Leader


                                    Address for Notices:
                                    Two World Trade Center
                                    79th Floor
                                    New York, New York 10048
                                    Attention:  Tina Catapano/Betty Ali
                                    Telecopier No.:

                                    KBC BANK N.V.,
                                    as Lender



                                    By: /s/ ROBERT SNAUFFER
                                        --------------------------------------
                                        Name: Robert Snauffer
                                        Title: First Vice President


                                    By: /s/ PATRICK A. JANSSENS
                                        --------------------------------------
                                        Name: Patrick A. Janssens
                                        Title: Vice President


                                    Address for Notices:
                                    125 West 55th Street
                                    10th Floor
                                    New York, New York 10019
                                    Attention:  Michael Curran
                                    Telecopier No.:


                                    CREDIT LYONNAIS, New York Branch
                                    as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    1301 Avenue of the Americas
                                    New York, New York 10019
                                    Attention:  Justine Ventrelli
                                    Telecopier No.:


                                    MB FINSTRUTTURE, S.p.A.
                                    as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                    Address for Notices:
                                    Via Filodrammatici 10
                                    Milano, Italy 20121
                                    Attention:  Simonpietro Felice
                                    Telecopier No.:


                                    ABBEY NATIONAL TREASURY
                                    SERVICES plc,
                                        as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    26-28 Dorset Square
                                    London, NW1 6QC
                                    United Kingdom
                                    Attention:  Sue Hawkins
                                    Telecopier No.:


                                    AUSTRALIA AND NEW ZEALAND
                                    BANKING GROUP LIMITED,
                                        as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    1177 Avenue of the Americas
                                    New York, New York 10036-2798
                                    Attention: Tessie Amante/Doreen
                                    Klingenbeck
                                    Telecopier No.:

                                    CIBC INC.,
                                    as Lender


                                    By: /s/ JOHN P. BURKE
                                       ----------------------------------------
                                       Name: John P. Burke
                                       Title: Executive Director
                                       CIBC World Markets Corp., As Agent


                                    Address for Notices:
                                    Two Paces West
                                    2727 Paces Ferry Road
                                    Suite 1200
                                    Atlanta, GA 30309
                                    Attention:  Beverly Bowman/Miriam McCart
                                    Telecopier No.:


                                    NORDDEUTSCHE LANDESBANK
                                    GIROZENTRALE New York/Grand
                                    Cayman Islands Branches,
                                      as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    1114 Avenue of the Americas
                                    New York, New York 10036
                                    Attention:  Stefanie Scholz
                                    Telecopier No.:


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                      as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                    Address for Notices:
                                    1251 Avenue of the Americas
                                    New York, New York 10020-1104
                                    Attention:  Richard Emmich
                                    Telecopier No.:


                                    NATIONAL AUSTRALIA BANK
                                    LIMITED, (A.C.N. 004044937)
                                      as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    200 Park Avenue
                                    34th Floor
                                    New York, New York 10166
                                    Attention:  Lidia Saniuk/Geraldine Harper
                                    Telecopier No.:


                                    BAYERISCHE HYPO-UND
                                    VEREINSBANK AG, New York Branch,
                                      as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    150 East 42nd Street
                                    New York, New York 10017
                                    Attention:  Arelis Cepeda
                                    Telecopier No.:

                                    BANK HAPOALIM B.M.,
                                    as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    1177 Avenue of the Americas
                                    New York, New York 10036
                                    Attention:  Donna Gindoff/Ivelis Cruz
                                    Telecopier No.:


                                    COBANK, ACB,
                                    as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    5500 South Quebec Street
                                    Englewood, CO 80111
                                    Attention:  Ryan Spearman
                                    Telecopier No.:


                                    BANKGESELLSCHAFT BERLIN AG,
                                    London Branch
                                      as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                    Address for Notices:
                                    1 Crown Court
                                    Cheapside
                                    London E2C2V 6LR
                                    England
                                    Attention: Penny Neville-Park/Collette
                                    Hayden
                                    Telecopier No.:


                                    NATEXIS BANQUES POPULAIRES,
                                    as Lender


                                    By: /s/ ROGER UTTLEY
                                        --------------------------------------
                                        Name: Roger Uttley
                                        Title: VP & Manager
                                        Latin America Group


                                    By: /s/ ANADI JAUHARI
                                        --------------------------------------
                                        Name: Anadi Jauhari
                                        Title: Vice President & Group Manager
                                               Project Finance Group


                                    Address for Notices:
                                    645 Fifth Avenue
                                    20th Floor
                                    New York, New York 10022
                                    Attention:  Endina Barletta
                                    Telecopier No.:


                                    CREDIT INDUSTRIEL ET COMMERCIAL,
                                      as Lender


                                    By: /s/ MARC BARADUC
                                        --------------------------------------
                                        Name: Marc Baraduc
                                        Title: Assistant Vice President


                                    By: /s/ MARK D. PALIN
                                        --------------------------------------
                                        Name: Mark D. Palin
                                        Title: Vice President

                                    Address for Notices:
                                    4 Rue Gaillon
                                    F-75002 Paris
                                    France
                                    Attention: Annick Merard
                                    Telecopier No.:


                                    MELLON BANK, N.A.,
                                    as Lender


                                    By: /s/ MARK W. ROGERS
                                        --------------------------------------
                                        Name: Mark W. Rogers
                                        Title: Vice President


                                    Address for Notices:
                                    Three Mellon Bank Center
                                    Rom 1203
                                    Pittsburgh, PA 15259-0003
                                    Attention:  Loan Administration Dept.
                                    Telecopier No.:


                                    CHANG HWA COMMERCIAL BANK, LTD.,
                                    as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    Address for Notices:
                                    333 South Grand Avenue
                                    Suite 600
                                    Los Angeles, CA 90071
                                    Attention:  Jean Luu
                                    Telecopier No.:


                                    BANK OF CHINA, NEW YORK,
                                    as Lender


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


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


                                    Address for Notices:
                                    410 Madison Avenue
                                    New York, New York 10017
                                    Attention:  Kevin Cheung
                                    Telecopier No.:


                                    ERSTE BANK DER OESTERREICHISCHEN
                                    SPARKASSEN AG, New York Branch
                                       as Lender


                                    By: /s/ ROBERT SVEHNHOLZ
                                        --------------------------------------
                                        Name: Robert Svehnholz
                                        Title: First Vice President


                                    By: /s/ PATRICK W. KUNKEL
                                        --------------------------------------
                                        Name: Patrick W. Kunkel
                                        Title: Assistant Vice President
                                        Erste Bank New York Branch


                                    Address for Notices:
                                    280 Park Avenue, West Building
                                    New York, NY 10017
                                    Attention:  Patrick Kunkel
                                    Telecopier No.:


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